Exhibit 32.1



                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

     (1) the Annual Report on Form 10-K of the Company for the year ended July 1, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 12, 2007                          /s/      James F. McCann
                                                    ------------------------
                                                    James F. McCann
                                                    Chief Executive Officer and
                                                    Chairman of the Board



     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

     (1) the Annual Report on Form 10-K of the Company for the year ended July 1, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 12, 2007                          /s/      William E. Shea
                                                    ------------------------
                                                    William E. Shea
                                                    Senior Vice President of
                                                    Finance and Administration
                                                    and Chief Financial Officer


These certifications are furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certifications will not be deemed to be incorporated by reference in to any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates them by reference.